EXHIBIT 99.1

Accrued Interest Date:                                Collection Period Ending:
26-Dec-03                                                             31-Dec-03

Distribution Date:          BMW VEHICLE OWNER TRUST 2002-A             Period #
                            ------------------------------
26-Jan-04                                                                  20

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

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Balances
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                                                                                            Initial                   Period End
      Receivables                                                                    $1,401,763,032                 $548,768,713
      Reserve Account                                                                   $14,017,630                  $10,975,374
      Yield Supplement Overcollateralization                                             $6,397,885                   $2,681,979
      Class A-1 Notes                                                                  $311,000,000                           $0
      Class A-2 Notes                                                                  $358,426,000                           $0
      Class A-3 Notes                                                                  $446,779,000                 $266,926,586
      Class A-4 Notes                                                                  $251,253,000                 $251,253,000
      Class B Notes                                                                     $27,907,000                  $27,907,000

Current Collection Period
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      Beginning Receivables Outstanding                                                $581,392,427
      Calculation of Total Distribution Amount
           Regular Principal Distributable Amount
                Receipts of Scheduled Principal                                         $18,277,766
                Receipts of Pre-Paid Principal                                          $13,502,410
                Liquidation Proceeds                                                       $439,758
                Principal Balance Allocable to Gross Charge-offs                           $403,781
           Total Receipts of Principal                                                  $32,623,715

           Interest Distribution Amount
                Receipts of Interest                                                     $2,901,098
                Servicer Advances                                                                $0
                Reimbursement of Previous Servicer Advances                               ($157,172)
                Accrued Interest on Purchased Receivables                                        $0
                Recoveries                                                                  $19,565
                Net Investment Earnings                                                      $9,009
           Total Receipts of Interest                                                    $2,772,500

           Release from Reserve Account                                                          $0

      Total Distribution Amount                                                         $34,992,434

      Ending Receivables Outstanding                                                   $548,768,713

Servicer Advance Amounts
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      Beginning Period Unreimbursed Previous Servicer Advance                            $2,515,671
      Current Period Servicer Advance                                                            $0
      Current Reimbursement of Previous Servicer Advance                                  ($157,172)
      Ending Period Unreimbursed Previous Servicer Advances                              $2,358,498

Collection Account
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      Deposits to Collection Account                                                    $34,992,434
      Withdrawals from Collection Account
           Servicing Fees                                                                  $484,494
           Class A Noteholder Interest Distribution                                      $1,881,925
           First Priority Principal Distribution                                                 $0
           Class B Noteholder Interest Distribution                                        $112,791
           Regular Principal Distribution                                               $32,473,814
           Reserve Account Deposit                                                               $0
           Unpaid Trustee Fees                                                                   $0
           Excess Funds Released to Depositor                                               $39,410
      Total Distributions from Collection Account                                       $34,992,434


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Excess Funds Released to the Depositor
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           Release from Reserve Account                                      $652,474
           Release from Collection Account                                    $39,410
      Total Excess Funds Released to the Depositor                           $691,885

Note Distribution Account
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      Amount Deposited from the Collection Account                        $34,468,530
      Amount Deposited from the Reserve Account                                    $0
      Amount Paid to Noteholders                                          $34,468,530

Distributions
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      Monthly Principal Distributable Amount                          Current Payment      Ending Balance     Per $1,000     Factor
      Class A-1 Notes                                                              $0                  $0          $0.00      0.00%
      Class A-2 Notes                                                              $0                  $0          $0.00      0.00%
      Class A-3 Notes                                                     $32,473,814        $266,926,586         $72.68     59.74%
      Class A-4 Notes                                                              $0        $251,253,000          $0.00    100.00%
      Class B Notes                                                                $0         $27,907,000          $0.00    100.00%

      Interest Distributable Amount                                   Current Payment          Per $1,000
      Class A-1 Notes                                                              $0               $0.00
      Class A-2 Notes                                                              $0               $0.00
      Class A-3 Notes                                                        $948,101               $2.12
      Class A-4 Notes                                                        $933,824               $3.72
      Class B Notes                                                          $112,791               $4.04



Carryover Shortfalls
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                                                                              Prior
                                                                         Period Carryover     Current Payment     Per $1,000
      Class A-1 Interest Carryover Shortfall                                       $0                  $0             $0
      Class A-2 Interest Carryover Shortfall                                       $0                  $0             $0
      Class A-3 Interest Carryover Shortfall                                       $0                  $0             $0
      Class A-4 Interest Carryover Shortfall                                       $0                  $0             $0
      Class B Interest Carryover Shortfall                                         $0                  $0             $0


Receivables Data
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                                                                     Beginning Period       Ending Period
      Number of Contracts                                                      35,638              34,645
      Weighted Average Remaining Term                                           34.27               33.31
      Weighted Average Annual Percentage Rate                                   6.37%               6.36%

      Delinquencies Aging Profile End of Period                         Dollar Amount          Percentage
           Current                                                       $485,182,299              88.41%
           1-29 days                                                      $52,663,926               9.60%
           30-59 days                                                      $8,647,792               1.58%
           60-89 days                                                      $1,420,851               0.26%
           90-119 days                                                       $266,398               0.05%
           120+ days                                                         $587,446               0.11%
           Total                                                         $548,768,713             100.00%
           Delinquent Receivables +30 days past due                       $10,922,488               1.99%



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      Write-offs
           Gross Principal Write-Offs for Current Period                     $403,781
           Recoveries for Current Period                                      $19,565
           Net Write-Offs for Current Period                                 $384,215

           Cumulative Realized Losses                                      $5,530,482


      Repossessions                                                     Dollar Amount        Units
           Beginning Period Repossessed Receivables Balance                  $944,498           49
           Ending Period Repossessed Receivables Balance                   $1,059,119           52
           Principal Balance of 90+ Day Repossessed Vehicles                  $55,241            3



Yield Supplement Overcollateralization
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      Beginning Period Required Amount                                     $2,831,880
      Beginning Period Amount                                              $2,831,880
      Ending Period Required Amount                                        $2,681,979
      Current Period Release                                                 $149,900
      Ending Period Amount                                                 $2,681,979
      Next Distribution Date Required Amount                               $2,536,056

Reserve Account
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      Beginning Period Required Amount                                    $11,627,849
      Beginning Period Amount                                             $11,627,849
      Net Investment Earnings                                                  $9,009
      Current Period Deposit                                                       $0
      Current Period Release to Collection Account                                 $0
      Current Period Release to Depositor                                    $652,474
      Ending Period Required Amount                                       $10,975,374
      Ending Period Amount                                                $10,975,374

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